UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

To

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2014

Glu Mobile Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, Suite 300 San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 800-6100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

As previously disclosed in a Current Report on Form 8-K filed by Glu Mobile Inc. (“Glu”) with the Securities and Exchange Commission on May 20, 2014 (the “Original 8-K”), on May 14, 2014, Glu completed the acquisition of PlayFirst, Inc., a Delaware corporation (“PlayFirst”), pursuant to an Agreement and Plan of Merger dated April 30, 2014 by and among Glu, PlayFirst, Midas Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Glu, and Fortis Advisors LLC, as Stockholders’ Agent (the “Merger Agreement”).

Glu is filing this Amendment to the Original 8-K to amend and supplement the Original 8-K to include the financial statements and information required under Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements are filed as Exhibit 99.1 and are incorporated by reference in this report:

The audited consolidated financial statements of PlayFirst, including the balance sheet as of December 31, 2013 and the related statements of operations, stockholders’ deficit and cash flows for the year then ended, and the related notes to the consolidated financial statements; and

The unaudited consolidated financial statements of PlayFirst, including the balance sheet as of March 31, 2014, the statements of operations and statements of cash flows for the three-month periods ended March 31, 2014 and March 31, 2013, and the notes thereto.

The audited financial statements of PlayFirst described above have been incorporated by reference into this Current Report on Form 8-K/A in reliance on the report of Frank, Rimerman + Co. LLP, an independent auditing firm, given on the authority of said firm as experts in auditing and accounting.

(b)	Pro Forma Financial Information.

The following pro forma information of Glu after giving effect to the acquisition of PlayFirst is filed as Exhibit 99.2 and is incorporated by reference in this report:

The unaudited pro forma combined condensed balance sheet as of March 31, 2014;

The unaudited pro forma combined condensed statement of operations for the three months ended March 31, 2014; and

The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2013.

(d)	Exhibits.

The exhibits listed on the Exhibit Index (following the Signatures section of this report) are incorporated by reference in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLU MOBILE INC.

	By:	/s/ Eric R. Ludwig
	Name:	Eric R. Ludwig
	Title:	Executive Vice President and Chief Financial Officer

Date: July 28, 2014

EXHIBIT INDEX

Number	Description

23.1	Consent of Frank, Rimerman + Co. LLP

99.1	Audited financial statements of PlayFirst, Inc. as of and for the year ended December 31, 2013; and unaudited financial statements of PlayFirst, Inc. as of and for the three months ended March 31, 2014 and 2013.

99.2	Unaudited pro forma combined condensed balance sheet and statement of operations of Glu Mobile Inc. for the three months ended March 31, 2014; and unaudited pro forma combined statement of operations of Glu Mobile Inc. for the year ended December 31, 2013.

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